                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 5, 2001


                             HENLEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


             0-21054                                   76-0511324
     (Commission File Number)             (IRS Employer Identification No.)



     120 INDUSTRIAL BOULEVARD, SUGAR LAND, TEXAS                    77478
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (281) 276-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     Henley Healthcare, Inc.(the "Company") issued a press release on April 5, 2001, announcing the sale of its U.S. assets and the appointment of new members to the board of directors. A copy of the press release is attached as an exhibit to this 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

     The following exhibits, from which schedules and exhibits have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K.

10   --   Agreement Regarding Foreclosure by and among ZNETIX Acquisition, L.P.
          and Henley Healthcare, Inc. dated as of March 30, 2001.

99   --   Text of Press Release dated April 5, 2001.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HENLEY HEALTHCARE, INC.


                                        By: /s/ Len de Jong
                                           -----------------------------------
                                           Len de Jong
                                           President and
                                           Chief Executive Officer

April 5, 2001

                                    EXHIBITS



10   --   Agreement Regarding Foreclosure by and among ZNETIX Acquisition, L.P.
          and Henley Healthcare, Inc. dated as of March 30, 2001.

99   --   Text of Press Release dated April 5, 2001.






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